UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

140 New Montgomery Street, 9th Floor
San Francisco, CA 94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.000001 per share	YELP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 6, 2019, Yelp Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) via a live audio webcast. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 22, 2019, as supplemented (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter, and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Each of the three nominees for Class I director was elected to serve until the Company’s 2022 Annual Meeting of Stockholders, or until his or her successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
Fred D. Anderson, Jr.	59,959,108	1,045,799	58,988	11,369,645	98.3%
Sharon Rothstein	60,349,380	609,291	105,224	11,369,645	99.0%
Brian Sharples	60,716,683	241,808	105,404	11,369,645	99.6%
The Company’s stockholders ratified the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
69,892,891	2,475,315	65,334	—	96.5%
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, with approximately 68% of the votes affirmatively cast voted in favor of the proposal. The complete voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
39,893,829	18,959,741	2,210,325	11,369,645	65.3%
The Company’s stockholders indicated, on an advisory basis, a preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers of every “1 year.” The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Percentage of Votes in Favor of “1 Year”
58,522,319	17,477	2,443,205	80,894	95.8%
Based on the voting results and its consideration of the appropriate frequency for the Company at this time, the Board resolved that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2019	YELP INC.
	By:	/s/ Charles Baker
Charles Baker
Chief Financial Officer